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                                                                   EXHIBIT 10.11


                                    AGREEMENT

         THIS AGREEMENT is made and entered into as of July 5, 2000, by and between ECO-FORM INTERNATIONAL, INC., a Delaware corporation (the "Company") and VERTICALVC, INC., a Michigan corporation ("VerticalVC").

                                   WITNESSETH:

         WHEREAS, VerticalVC is experienced in assisting companies with developing and implementing financial and business plans to enable them to grow their companies and access the capital markets to obtain funding that will be required to achieve that desired growth; and

         WHEREAS, in exchange for certain common stock purchase warrants to be issued as provided herein, VerticalVC has agreed to provide some consulting services to the Company upon mutually agreed parameters.

         1. Services to be Provided by VerticalVC. VerticalVC will advise and consult with the executive officers of the Company regarding strategic business issues and the development and implementation of its business and financial plans. The services to be provided will be at mutually agreeable times. The Company will permit VerticalVC, upon reasonable prior notice, the opportunity to discuss the affairs, finances and accounts of the Company with the Company's officers and independent public accountants. VerticalVC will not charge any fees for those services unless the Company requests VerticalVC to provide services in excess of those that are currently contemplated by the parties. If the Company requests services in excess of those that are currently contemplated, VerticalVC will advise the Company of the terms and conditions upon which those additional services will be provided before VerticalVC commences to provide those additional services. VerticalVC will be entitled to reimbursement for its out-of-pocket expenses incurred in providing any services to the Company.

         2. Issuance of Common Stock Purchase Warrant. Upon the execution hereof, the Company will issue VerticalVC a common stock purchase warrant in the form attached hereto as Exhibit A (the "Warrant") that will enable VerticalVC to purchase up to 2,000,000 shares of the Company's common stock at a price of $.01 per share during the period ending June 30, 2003.

         3. Election of VerticalVC's Nominee to the Company's Board. During the period ending June 30, 2003, the Company agrees that it will not increase the size of its Board of Directors to more than seven members without the consent of VerticalVC and, during that period, it will permit VerticalVC, in its sole discretion, to designate one person for election to the Company's Board of Directors and will jointly approve with VerticalVC another person for election to the Company's Board of Directors. VerticalVC has designated Mr. Eric Cross as its initial designee to the Company's Board. The Company will include the persons designated pursuant to this section in the list of persons nominated by the Company's management for election to the Board of Directors and will use its best efforts to have those persons elected by the Company's shareholders. The Company will seek to have its principal shareholders agree to vote their shares in accordance with this provision.

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         4. Representations and Warranties of the Company. The Company
represents and warrants that:

         4.01. Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own its properties and assets and to carry on its business as it is presently being conducted.

         4.02. Authorization. The Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby and has authorized the execution and delivery of this Agreement by the Company. The Company has full power, authority and legal right to enter into this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

         4.03. Access to Properties and Records. Prior to the exercise of the Warrant by VerticalVC, the Company will afford to VerticalVC and its authorized representatives full access to the properties, books and records of the Company in order that VerticalVC may have full opportunity to make such investigation as it shall desire to make of the affairs of the Company and the Company will furnish VerticalVC with such additional financial and operating data and other information as to the business and properties of the Company as VerticalVC shall reasonably request.

         5. Representations and Warranties of VerticalVC.

         5.01. Investment Representations. VerticalVC represents and warrants to the Company that:

                  (a) VerticalVC has been informed that the sale of the Warrant hereunder is being made without registration under the Securities Act of 1933 (the "Act") or any state securities laws and that the Warrant may not be sold or transferred without registration under the Act or unless an exemption from such registration is available.

                  (b) VerticalVC has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of VerticalVC's investment in the Warrants or has obtained the advice of an attorney, certified public accountant or registered investment advisor with respect to the merits and risks of his investment in the Warrants. VerticalVC understands that the Company is subject to all of the risks inherent in a development stage business and additional risks that are inherent in the Company's business. VerticalVC has taken full cognizance of and understands those risks and the effect they may have on the VerticalVC's investment.

                  (c) VerticalVC has been provided with copies of: (i) the Company's financial statements; (ii) the Articles of Incorporation and Bylaws of the Company; and (iii) such


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         other financial and other information regarding the Company that
         VerticalVC deemed necessary.

                  (d) VerticalVC has been provided with the opportunity to visit the places of business of the Company and ask questions of, and receive answers from, the Company and its officers, employees and agents concerning the business and financial condition of the Company and VerticalVC has received satisfactory answers to any such questions and has no further questions at this time.

                  (e) VerticalVC understands that its investment in the Company is speculative and may remain so for an indefinite period, that additional investments in the Company may be required and that there is no assurance that any such additional investments can be obtained, and acknowledges that it is able to bear the economic risk of its investment should it be determined ultimately to be worthless.


         5.02. Accredited Investor Status. In order to enable the Company to determine if VerticalVC would be considered to be an "accredited investor" as that term is defined in Rule 501 promulgated by the Securities and Exchange Commission under the Securities Act of 1933 (the "Act"), the VerticalVC warrants and represents to the Company that he or it comes within all of the categories that it has answered yes to below (please mark yes or no to each category):

                  (a) It is either (i) a bank as defined in Section 3(a)(2) of the 1933 Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; (iii) an insurance company as defined in Section 2(13) of the 1933 Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

                           Yes         No
                               -----      -----

                  (b) It is a private business development company as defined in
         Section 202(a)(22) of the Investment Advisers Act of 1940.

                           Yes         No
                               -----      -----

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                  (c) It is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                           Yes         No
                               -----      -----

                  (d) It is an executive officer or director of the Company.

                           Yes         No
                               -----      -----

                  (e) It is a natural person whose individual net worth, or joint net worth with my spouse, at the time of my purchase exceeds $1,000,000.

                           Yes         No
                               -----      -----

                  (f) It is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

                           Yes         No
                               -----      -----

                  (g) It is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

                           Yes         No
                               -----      -----

                  (h) It is an entity in which all of the equity owners are accredited investors under (a) - (g) above.

                           Yes         No
                               -----      -----

                  (i) It is not an accredited investor because he or it does not come within any of the categories set forth above.

                           Yes         No
                               -----      -----

         5.03. Authorization. The execution of this Agreement has been duly authorized by VerticalVC and this Agreement is binding upon VerticalVC in accordance with its terms.

         6. Survival of Agreements. All covenants, agreements, representations and warranties made herein shall survive execution and delivery of this Agreement and the Closing hereunder.


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         7. Notices. All notices, requests, consents and other communications herein shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or personally delivered to the address set below each party's signature to this Agreement or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. Any such notice or communication shall be deemed to have been given as of the date so delivered, mailed or telegraphed.

         8. Modifications, Waiver. No modification or waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless in writing and approved by all of the parties hereto.

         9. Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

         10. Successors and Assigns. All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. Notwithstanding the foregoing, VerticalVC may not assign its rights under this Agreement without the written consent of the Company.

         11. Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it.

         12. Governing Law and Forum. This Agreement shall be governed by the laws of the State of Michigan without regard to its principles of conflicts of laws.

         13. Severability. In the event any provision of this Agreement or the application of such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement by persons thereunto duly authorized as of the date first above written.


    VERTICALVC, INC.                           ECO-FORM INTERNATIONAL, INC.


By:                                       By:
    ---------------------------               ----------------------------------
                                               Howard Keep, President
Its:
    -------------------------------
    4660 S. Hagadorn, Suite 100                1040 Riverside Dr., Suite 33
    E. Lansing, MI 48823                       London, Ontario Canada N6H 5H1


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The undersigned shareholders of the Company hereby agree to vote their shares of the Company's common stock for the election to the Company's Board of Directors of the persons designated pursuant to Section 3 of this Agreement.


---------------------------------        ------------------------------------\
Howard Keep                              Terrance Keep




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